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Exhibit 99.5

                            NOTICE TO RESIGN FROM CEO




ISSUED TO:                 MKA Capital Inc.
                           2405 -  300 Hua Hai Road, Shanghai, PR China 200021



DATE OF NOTICE:   May 31, 2006




         I hereby tender my Resignation from the CEO of MKA Capital Inc, and any titles and committees to which I have been elected, to take effect on the Closing date of the Share Exchange Agreement between the company, Mr. Jack Chen, Mr. Yiu Lo Chung, Mr. Guy Waters and Mr. Moredechay Kraselnick.




                David Chen                              /s/ David Chen
         _____________________________           _______________________________
                   CEO                                     signature